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                                                                   Exhibit 10.13


                          [LETTERHEAD OF BANK LEUMI]

                           Bank Leumi le-Israel B.M.
                               Corporate Division

                                                                   21 June, 2000

To: NUR Macroprinters Ltd

Dear Sirs,

                             re: Commitment Letter
                                 -----------------

At your request, we confirm that Bank Leumi le-Israel B.M. ("the Bank") is willing in principle to grant you a long term credit, upon your application, in the amount of up to US$10,000,000 (Ten Million United States Dollars) ("the Credit"), on the terms and subject to the conditions set out below:

1. The Credit
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
       a)       Drawdown Period - within 2 months from the date hereof.

       b)       Duration        - up to 3 years from drawdown date.

       c)       Interest
                Rate            - LIBOR+0.7% p.a.

       d)       Repayment
                of principal    - half of the credit amount will be paid in 8
                                  equal quarterly installments commencing 12 months from the drawdown date, the other half of the credit amount will be paid bullet on the maturity date of the Credit.

       e)       Payment of
                Interest        - quarterly.

       f)       Prepayment
                of the Credit   - you may prepay the Credit on each interest
                                  payment date without any premium or penalty.

       g)       Fees            - (i)  up front fee of US$ 3000 flat to be paid on
                                       the drawdown date.

                                  (ii) US$ 500 for preparation of Credit documentation to
                                       be paid on the drawdown date.

       h)       All other terms of the Credit shall be as agreed and set out in the following documents:

                (i)   General Conditions for opening an Account for receiving credits in foreign currency index-linked- and in Israeli currency (unlinked index-linked/linked to foreign currency).

                (ii)  Request to receive credit.

                (iii) Debenture

                (hereinafter called "the Bank's Credit documents")

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2. It is our understanding that you require the Credit in connection with the purchase of the assets of Salsa Digital Ltd.

   In the event that the aforesaid purchase of assets shall not take place, this letter shall be cancelled forthwith, no drawings of the Credit shall be permitted, and if any drawings of the Credit shall have already been made, such drawings, shall be deemed of default under the terms of the credit.

3. The Collateral
   --------------
   You will create in favour of the Bank a first degree floating charge over all your assets in form and substance satisfactory to the Bank.

4. General
   -------
   a) You shall sign all customary forms and documents in form and scope which the Bank shall consider necessary with respect to the granting of the Credit and the aforesaid Collateral.

   b) No adverse change shall have occurred in the limitations imposed upon the Bank, including changes in the policy of the Bank of Israel or any change in law not existing on the date of signature hereof, relating to credits (including liquidity requirements relating to the Credit in respect of foreign currency and/or Israeli currency).

      The expression "law" shall mean any law, regulation, or instructions of the Bank of Israel or any other authority, whether or not having the force of law, including agreements between the Bank and the Bank of Israel or such other authority.

   c) There shall not, in the opinion of the Bank, have occurred any material adverse change in your business, assets or financial condition and/or in the value of the Collateral.

   d) No event shall occur which entitles the Bank, in its opinion, according to the Bank's Credit documents, to require immediate repayment of any amount due or becoming due to the Bank from you, subject to any amendments to such documents which shall have been agreed between you and the Bank.

      In the event of any discrepancy between the terms of this letter and the terms of any other document signed or to be signed by you in favour of the Bank in respect of the Credit and/or the Collateral, the terms of this letter shall prevail.

  e) You shall deliver to the Bank the following financial statements of your company, commencing from the date of this letter and until all of the Credit and interest accrued thereon are fully paid to the Bank:

      (i) As soon as practicable, but in any event within 150 (one hundred and fifty) days after the end of each fiscal year, an income statement for such fiscal year, a balance sheet as of the end of such year, and a statement of cash flow for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principals ("GAAP"), and audited by a major accounting firm acceptable to the Bank.

                                       -2-





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           (ii) As soon as practicable, but in any event within 60 (sixty) days after the end of each of the four calendar quarters of each fiscal year, a profit or loss statement, a statement of cash flow for such fiscal quarter and a balance sheet as the end of such fiscal quarter, such quarter-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principals ('GAAP'), and reviewed by a major accounting firm acceptable to the Bank.

        f) This letter is personal to you and may not be relied upon by any other party. Your rights under this letter are not assignable or transferable in any manner whatsoever to any third party.

        g) Stamp duty, if applicable, to this letter or in respect of any other documents in relation to the Credit and the aforesaid collateral, is to be paid by you.

This Commitment Letter is valid until 31/7/2000, and all drawings of the Credit must be made by you by such date. This letter will come into force upon the receipt of US$ 1000 which will be deducted from the up front Fee.

If the terms and conditions specified above are acceptable to you, please confirm this by countersigning this letter in the space provided below and returning a copy to us by no later than 30/6/2000.

                                                    Yours faithfully,


                                                   [SIGNATURE ILLEGIBLE]
                                                BANK LEUMI LE-ISRAEL B.M.
                                                    Corporate Division

Agreed and accepted:
NUR Macroprinters Ltd.
By: [SIGNATURE ILLEGIBLE]


                            -3-





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                                                             24 December, 2000

To: NUR Macroprinters Ltd.

Dear Sirs,

                             re: Commitment Letter
                                 -----------------

At your request, we confirm that Bank Leumi le-Israel B.M. ('the Bank') is willing in principle to grant you a long term credit, upon your application, in the amount of up to US$5,000,000 (Five Million United States Dollars) ('the Credit'), on the terms and subject to the conditions set out below:

1. The Credit

   a)  Drawdown Period--within 2 months from the date hereof.

   b)  Duration     --  up to 3 years from drawdown date.

   c)  Interest
       Rate         --  LIBOR+0.7% p.a.

   d)  Repayment of
       principal    --  half of the credit amount will be paid in 6 equal
                        quarterly instalments commencing 18 months from the drawdown date, the other half of the credit amount will be paid bullet on the maturity date of the Credit.

   e)  Payment of
       Interest     --  quarterly.

   f)  Prepayment of
       the Credit   --  you may prepay the Credit on each interest payment
                        date without any premium or penalty.

  g)  Fees          --   (i) up front fee of US$1,000 flat to be paid on
                             the drawdown date.

                        (ii) US$500 for preparation of Credit documentation
                             to be paid on the drawdown date.

   h) All other terms of the Credit shall be as agreed and set out in the following documents:

         (i) General Conditions for opening an Account for receiving credits in foreign currency index-linked- and in Israeli currency (unlinked index-linked/linked to foreign currency).

        (ii)  Request to receive credit.

       (iii)  Debenture.

       (hereinafter called 'the Bank's Credit documents').








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2. The Collateral
   --------------

   The credit shall be secured by the existing Debenture dated         signed by
   you in favour of the bank.

3. General
   -------

    a) You shall sign all customary forms and documents in form and scope which the Bank shall consider necessary with respect to the granting of the Credit and the aforesaid Collateral.

    b) No adverse change shall have occurred in the limitations imposed upon the Bank, including changes in the policy of the Bank of Israel or any change in law not existing on the date of signature hereof, relating to credits (including liquidity requirements relating to the Credit in respect of foreign currency and/or Israeli currency).

       The expression 'law' shall mean any law, regulation, or instructions of the Bank of Israel or any other authority, whether or not having the force of law, including agreements between the Bank and the Bank of Israel or such other authority.

    c) There shall not, in the opinion of the Bank, have occurred any material adverse change in your business, assets or financial condition and/or in the value of the Collateral.

    d) No event shall occur which entitles the Bank, in its opinion, according to the Bank's Credit documents, to require immediate repayment of any amount due or becoming due to the Bank from you, subject to any amendments to such documents which shall have been agreed between you and the Bank.

        In the event of any discrepancy between the terms of this letter and the terms of any other document signed or to be signed by you in favour of the Bank in respect of the Credit and/or the Collateral, the terms of this letter shall prevail.

    e) You shall deliver to the Bank the following financial statements of your company, commencing from the date of this letter and until all of the Credit and interest accrued thereon are fully paid to the Bank:

       (i) As soon as practicable, but in any event within 150 (one hundred and fifty) days after the end of each fiscal year, an income statement for such fiscal year, a balance sheet as of the end of such year, and a statement of cash flow for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principals ('GAAP'), and audited, by a major accounting firm acceptable to the Bank.

       (ii) As soon as practicable, but in any event within 60 (sixty) days after the end of each of the three calendar quarters of each fiscal year, a profit or loss statement, for such fiscal quarter and a balance sheet as the end of such fiscal quarter, such quarter-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principals ('GAAP'), and reviewed by a major accounting firm acceptable to the Bank.

                                        -2-





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    f)  This letter is personal to you and may not be relied upon by any other party. Your rights under this letter are not assignable or transferable in any manner whatsoever to any third party.

    g) Stamp duty, if applicable, to this letter or in respect of any other documents in relation to the Credit and the aforesaid collateral, is to be paid by you.

This Commitment Letter is valid until 31/1/2001, and all drawings of the Credit must be made by you by such date. This letter will come into force upon the receipt of US$1,000 which will be deducted from the up front Fee.

If the terms and conditions specified above are acceptable to you, please confirm this by countersigning this letter in the space provided below and returning a copy to us by no later than 31.12.2000.

                               Yours faithfully,

                             [SIGNATURE ILLEGIBLE]
                           BANK LEUMI LE-ISRAEL B.M.
                               Corporate Division

Agreed and accepted:

NUR Macroprinters Ltd.

By: ________________________




                                     -3-